Exhibit 10.3

EXTENSION AGREEMENT

This Extension Agreement, dated as of January 4, 2022 (the "Extension"), is made by and among RETO ECO-SOLUTIONS, INC., a company incorporated under the laws of the British Virgin Islands whose principal executive office is at c/o Beijing REIT Technology Development Co., Ltd., Building X-702, 60 Anli Road, Chaoyang District, Beijing People’s Republic of China 100101 (the “Company”), and YA II PN, LTD., an exempted company incorporated under the laws of the Cayman Islands whose registered office is at the offices of Maples Corporate Services Limited, Ugland House, South Church Street, PO Box 309, George Town, Cayman Islands exempted limited partnership (the “Investor”). Capitalized terms used and not defined in this Extension have the respective meanings assigned to them in the Agreement.

WHEREAS, the Parties entered into a Registration Rights Agreement, dated as of July 6, 2021 (the “Agreement”);

WHEREAS, pursuant to the Agreement, the Company filed an initial registration statement on form F-1 on July 20, 2021, and an amendment No. 1 and No. 2 to such F-1 on August 31, 2021 and November 8, 2021, respectively (as may be further amended or any superseding registration statement thereto, the “Registration Statement”) for the resale of Common Shares underlying the convertible debenture held by the Investor;

WHEREAS, pursuant to Section 2(e) of the Agreement, if the Registration Statement is not declared effective on or prior to the Effectiveness Deadline (as defined in the Agreement) then the Company shall be in breach of the terms and conditions of the Agreement and such Event shall be deemed an event of default under the Convertible Dentures.

WHEREAS, the Effectiveness Deadline was previously November 3, 2021.

WHEREAS the Company and the Investor entered into certain Extension Agreement on or about November 3, 2021 to extend the Effectiveness Deadline to December 31, 2021.

WHEREAS, the Company has requested, and the Investor has agreed, on the terms and conditions set forth in this Extension, to again extend the Effectiveness Deadline on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                Definitions. Capitalized terms used and not defined in this Extension have the respective meanings assigned to them in the Agreement.

2.                Extension of Deadline. The parties hereby agree to extend the Effectiveness Deadline from December 31, 2021 to the sooner of (i) June 30, 2022, or (ii) 30 days from the date the Investor provides written notice to the Company that requesting the filing of an amendment to the Registration Statement.

3.                Consideration. As consideration for the extension provided by the Investor herein, the Company hereby agrees that it shall refrained from the date hereof until such day when all of the Common Stock underlying the Convertible Debenture are resold pursuant to Rule 144 of the Securities Act (a) file any other registration statement (whether on Form F-3, Form F-1, or otherwise), (b) include any shares or other securities on the Registration Statement, whether for the resale by a shareholder other than the Investor, or for a primary issuance by the Company, and (c) issue any Common Shares or other securities in any offering or transaction that is registered under the Securities Act.

4.                Miscellaneous.

(a)              This Extension shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(b)           This Extension may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Extension electronically shall be effective as delivery of an original executed counterpart of this Extension.

(c)              This Extension constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the Parties have executed this Extension on the date first written above.

COMPANY:
RETO ECO-SOLUTIONS, INC.

By:	/s/ Hengfang Li
Name:	Hengfang Li
Title:	Chief Executive Officer

INVESTOR:
YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

	By:	/s/ Matt Beckman
	Name:	Matt Beckman
	Title:	Member